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                                                                   EXHIBIT 23(i)
                                                                   -------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 27, 1998, included or incorporated by reference into Choice Hotels International, Inc.'s Form 10-K for the seven months ended December 31, 1997 and to all references to our Firm in this registration statement.




                                                    ARTHUR ANDERSEN LLP



Washington, D.C.
November 16, 1998